OLD WESTBURY FUNDS, INC.

Old Westbury All Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury All Cap ESG Fund

Old Westbury Small & Mid Strategies Fund

Old Westbury Strategic Opportunities Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

Old Westbury California Municipal Bond Fund

Old Westbury New York Minicipal Bond Fund

(together, the “Funds”)

Supplement dated April 30, 2019 to the
Statement of Additional Information dated March 1, 2019

This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ SAI dated March 1, 2019.

Effective immediately, certain Proxy Voting Guidelines have been updated as described below.

The portion of the “APPENDIX B - PROXY VOTING POLICIES” beginning on page B-1 is hereby deleted in its entirety and replaced with the following:

BESSEMER TRUST COMPANY, N.A.

BESSEMER INVESTMENT MANAGEMENT LLC

Proxy Voting Guidelines

An important component of the investment discipline of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (together, “Bessemer”) is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed these Proxy Voting Guidelines (“Guidelines”), which set forth principles that guide our voting decisions. While Bessemer’s voting will generally follow these Guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)1 oversees the proxy voting process. The Proxy Committee considers and approves amendments to these Guidelines as it deems appropriate every year or more frequently as needed.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s

[1]	The Proxy Committee, which is a joint committee of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC, is comprised of senior members of Bessemer’s investment department and its Head of Business Analysis and Custody.

guidelines. As part of the proxy voting process, Bessemer’s portfolio managers and analysts will be consulted on a limited number of issues (generally on matters that are designated as case-by-case votes).

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies generally will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who own no company stock and have served on the board for more than one year. In accordance with ISS’s policy, votes will also be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;
•	Are inside directors or affiliated outside directors and the full board is less than majority independent;
•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;
•	Are compensation committee members and the company has poor compensation practices as determined by ISS;
•	Are compensation committee members and the company has a pay for performance disconnect as determined by ISS;
•	Are compensation committee members and the board exhibits a significant level of poor communication and responsiveness to shareholders surrounding compensation issues;
•	Serve on an excessive number of boards as determined by ISS;
•	Have ignored a proposal that was approved by the majority of votes cast in the last year;
•	Are incumbent board members and the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency;
•	Have adopted a long-term poison pill without shareholder approval, where there is no commitment or policy to put the pill to shareholder vote;
•	Have made a material adverse change to an existing poison pill without shareholder approval;
•	Have kept in place a dead-hand or modified dead-hand poison pill;
•	Are incumbent board members and the board had material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Generally vote FOR nominees for directors of non-U.S. companies in uncontested elections unless:

•	Specific practices have been identified that were adverse to shareholder interests;
•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements; or
•	The board fails to meet minimum corporate governance standards.

In all markets, vote CASE-BY-CASE on director nominees who have been associated with a pattern of egregious actions on other boards or in the role of executive management that raises substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company. This includes where there have been:

2

•	Questionable transactions with conflicts of interest;
•	Any records of abuses against minority shareholder interests;
•	Specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; and
•	Failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

Statutory Auditors

In non-U.S. markets, vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed;
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	The company fails to provide adequate information, based on typical market standards, for shareholders to make an informed voting decision;
•	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review (in markets where attendance information is consistently provided);
•	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior; or
•	Egregious actions related to a director’s or statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve in the best interests of shareholders at any company.

In cases where the number of nominees exceeds the number of seats available, vote FOR incumbent candidates as long as no other concerns are identified.

Discharge of Board and Management

3

Vote FOR discharge of the board and management, but vote CASE-BY-CASE if:

•	There are serious questions about actions of the board or management for the year in question, including reservations from auditors; or
•	Material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR proposals to lower supermajority vote, taking into consideration the presence of any significant ownership levels at the company.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Proxy Access

Vote in accordance with ISS’s policy on management and shareholder proposals to enact proxy access, which will take into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including: (1) The ownership thresholds proposed in the resolution (i.e., percentage and duration); (2) The maximum proportion of directors that shareholders may nominate each year; and (3) The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

4

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5.	Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

Share Repurchase Program Authorization

Vote FOR well-structured share repurchase programs that comply with typical market standards, taking into consideration: (1) the volume of the shares that will be repurchased; (2) the duration of the authority; (3) the amount of shares that will be held in treasury; (4) the price at which shares will be repurchased; and (5) any other relevant considerations.

Share Issuance Authorization

Vote FOR general issuance requests with preemptive rights to a maximum of 100% over currently issued capital, and vote FOR general issuance requests without preemptive rights to a maximum of 20% of currently issued capital; provided, however, that in markets where there is a best practice recommendation on the volume of shares to be issued and the best practice recommends a lower threshold (e.g. France, UK, Hong Kong), that lower threshold will be applied, and a lower threshold will also be applied where a company’s past practice necessitates it.

Specific issuances that will fund a legitimate business purpose will be evaluated by ISS taking into consideration: (1) the potential dilution; (2) the pricing of the shares; (3) the strategic rationale; (4) potential conflicts of interest; and (5) potential consequences of failing to support the issuance.

6.	Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably crafted proposals requiring senior management to own a specified amount of company stock.

Votes with respect to compensation plans will be cast based on the cost of the plan compared to its peers (in the U.S. and markets where disclosure is comparable to that of U.S. companies) as well as other important qualitative features, including the company’s three-year average burn rate relative to peers. The cost will be determined based on the number and types of awards granted by companies, using the expanded compensation data disclosed under the various regulatory requirements. If the cost is deemed to be reasonable, vote FOR the proposal. However, vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: (1) the ability to reprice stock options without prior shareholder approval, (2) excessive CEO compensation relative to company performance (pay-for-performance disconnect), (3) whether the plan contains a liberal definition of “change-in-control”, or (4) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

5

Plans proposed by non-US (excluding Canada) companies will be evaluated using the data available to analyze dilution issues and other plan terms, including plan administration. Vote AGAINST the equity plan if any of the following factors apply:

•	The dilution of the plan is excessive considering the company’s size and industry;
•	The plan lacks challenging performance conditions without adequate justification;
•	The plan lacks stringent vesting provisions without adequate justification;
•	The pricing of options deviates from typical market standards without adequate justification;
•	The plan’s administration deviates from typical market standards without adequate justification;
•	The plan participants deviate from typical market standards without adequate justification;
•	There are concerns about poor company performance;
•	There are concerns about controversial issues at the company;
•	The company fails to provide adequate information to allow shareholders to make an informed voting decision; or
•	There are other serious concerns with the plan.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans

For U.S. companies, vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85% of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than 10% of the outstanding shares.

For non-U.S. companies, vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price deviates from typical market standards without adequate explanation or is less than 75% of fair market value; or
•	Offering period deviates from typical market standards without adequate explanation; or
•	The number of shares allocated to the plan is more than 10% of the outstanding share.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value; and
•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25% of employees’ contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

6

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be voted as recommended by ISS based on their research and analysis, which will evaluate whether the plan exceeds its allowable cap as calculated by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based equity awards like indexed, premium-priced, and performance contingent options or performance-based shares, unless: (1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or (2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50% of the shares awarded to those executives for that fiscal year.

Pay-for-Superior-Performance: Generally vote FOR shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, unless ISS determines that such a proposal would not be in shareholders’ interest. In evaluating these shareholder proposals, ISS will consider the following factors:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Compensation Consultants - Disclosure of Board or Company’s Utilization: Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Option Repricing: Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: (1) The triggering mechanism should be beyond the control of management; (2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and (3) Change-in-control payments should be double-triggered, i.e., after (a) a change in control has taken place, and (b) termination of the executive has occurred

7

as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Vote in accordance with ISS’s recommendation on proposals to approve a company’s golden parachute compensation. Features that may lead to a recommendation AGAINST include:

•	Recently adopted or amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or amended agreements that include modified single trigger agreements (since prior annual meeting);
•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•	In the case of a substantial gross-up from pre-existing/grandfathered contract: what triggered the gross-up (e.g., very large option grants at low point in stock price, or unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
	➢	Rigorous stock ownership guidelines, or
	➢	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
	➢	A meaningful retention ratio; and
•	Officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Advisory Vote on Executive Compensation - Shareholder Proposals: Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers as set forth in the company’s Summary Compensation Table and the accompanying narrative disclosure.

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay or “MSOP”):

U.S. and Canada

Vote in accordance with ISS’s recommendation on management proposals related to the compensation of executives and outside directors. In accordance with ISS’s policy, vote AGAINST MSOP proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and AGAINST an equity-based incentive plan proposal if:

8

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices; or
•	The board exhibits poor communication and responsiveness to shareholders.

Non-U.S. markets (excluding Canada)

Vote AGAINST such proposals (remuneration reports or remuneration policies) in cases where:

•	The company does not provide shareholders with clear, comprehensive compensation disclosures;
•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
•	The arrangement creates the risk of a “pay for failure” scenario;
•	The company does not maintain an independent and effective compensation committee;
•	The company provides inappropriate pay to non-executive directors; or
•	The company maintains other problematic practices.

Management Say on Pay Frequency Proposals: Vote FOR proposals to establish annual MSOP proposals. Vote AGAINST proposals to establish bi- or triennial MSOP proposals.

All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Retirement Bonuses for Directors: The expectation of receiving a retirement bonus can serve as a disincentive for outside directors or statutory auditors to speak out against management. Accordingly, generally vote AGAINST the payment of retirement bonuses:

•	to outsiders (non-employees);
•	if neither the individual payments nor the aggregate amount of the payments is disclosed; or
•	if recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Limit/Prohibit Accelerated Vesting of Awards: Bessemer supports double triggered treatment of equity in change-of-control situations. Bessemer also supports the elimination of potential poor pay practices (e.g. gross-ups) embedded in current employee agreements. In the absence of these provisions, vote FOR shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

Vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

7.	Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8.	Mergers, Acquisitions and Corporate Restructurings

Vote CASE-BY-CASE on mergers, acquisitions and corporate restructuring based on such factors as pricing and strategic rationale.

9.	Reincorporation Proposals
9

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10.	Bylaw Provisions Affecting Litigation Rights

Proposals seeking the adoption or amendment of bylaw provisions impacting shareholders’ rights to initiate litigation against the company, including limiting shareholder litigation to the company’s jurisdiction of incorporation or fee-shifting provisions, will be voted in accordance with ISS’s policy, which will take into account:

•	The company’s rationale for adopting such provision(s);
•	The breadth of application or extent of limitation on shareholder litigation rights;
•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
	➢	An annually elected board;
	➢	Shareholder ability to repeal such provision(s) in the future, including the vote standard for shareholder approval to amend bylaws;
	➢	A majority vote standard in uncontested director elections; and
	➢	The absence of a poison pill, unless the pill was approved by shareholders.

11.	Political Contributions

Vote FOR reasonable proposals that seek additional disclosure surrounding the internal processes and oversight mechanisms governing the company’s political contributions and lobbying expenses.

12.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

Other than as identified above for shareholder proposals regarding political contributions, vote in accordance with ISS’s recommendation on shareholder proposals related to social and environmental issues. ISS’s research will consider the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the underlying issues are more appropriately and effectively dealt with through governmental or regulatory action;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	Whether the proposal itself is well framed and the cost of implementation is reasonable; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

13.	Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

14.	Issues in Countries with Share Blocking
10

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

15.	Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote in accordance with ISS’s recommendation.

16.	Conflicts of Interest

Bessemer recognizes that there may be a potential conflict of interest, or the appearance of a conflict of interest, when Bessemer votes a proxy solicited by an issuer with whom Bessemer is affiliated or Bessemer, or one of our affiliates, has a business relationship, or when Bessemer or one of our affiliates has a business relationship with a senior executive or director of such an issuer or with a shareholder who has sponsored a proposal contained in the proxy. Bessemer has implemented these Guidelines, which provide for uniform voting of proxy issues and oversight by the Proxy Committee, to minimize conflicts of interest and to seek to ensure that proxies are voted solely in shareholders’ interests.

The Proxy Committee will delegate to one of its members the duty to periodically remind all employees involved in the proxy voting process as well as all portfolio managers and members of senior management that it is their responsibility to bring to the Proxy Committee’s attention matters that may create a conflict of interest for Bessemer when voting proxies. In addition, before an investment professional gives his or her opinion on any ballot issue, he or she must confirm that he or she does not have a potential conflict of interest with respect to the issue.

In those situations where the Proxy Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, Bessemer’s decision making on the issue based on an assessment of the particular facts and circumstances), the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

Adopted as of May 19, 2003,
Restated as of November 18, 2003,
Restated as of May 6, 2004,
Restated as of January 4, 2005,

Restated as of April 27, 2006,

Restated as of December 2006,

Restated as of April 26, 2011,

Restated as of October 23, 2012,

Restated as of February 12, 2014, and

Restated as of April 21, 2016

11

Additionally, effective immediately, the portion of the “APPENDIX B - PROXY VOTING POLICIES” beginning on page B-15 is hereby deleted in its entirety and replaced with the following:

Effective Date: February 1, 2019	PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

The Advisors may take social concerns into account when voting proxies for socially screened portfolios and accounts and may take environmental concerns into account when voting proxies for sustainability screened portfolios

12

and accounts, as further described in the Guidelines. The Advisors may also take social or environmental concerns into account when voting proxies for other portfolios and accounts that do not have social or sustainability screens if the Advisors believe that a social or environmental issue may have material economic ramifications for shareholders, also as further described in the Guidelines.

The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients. Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.

13

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.2 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform

[2]	As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).
14

voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.3 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to

[3]	If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.
15

making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

Exhibit A

Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional seeks to act in the interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any social and sustainability guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders.

16

Dimensional also considers the following when voting on directors:

1. Board independence

2. Director attendance

3. Director capacity to serve

4. Board composition

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions

We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related party transactions should be minimized. When such transactions are determined to be fair to the company and its shareholders in accordance with the portfolio company’s policies and governing law, should be thoroughly disclosed in public filings.

Equity Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Compensation

Dimensional supports compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such compensation.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Compensation

Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

2

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Shareholder Proposals

When evaluating shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Dimensional’s Approach to Environmental and Social Issues

Dimensional believes that portfolio company boards are best positioned to address environmental & social (E&S) issues within their duties. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may support shareholder proposals and may also vote against or withhold voting from directors individually, committee members, or the entire board.

For sustainability-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain environmental issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from environmental issues.

For socially-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain social issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from social issues.

Proxy Voting Principles for the United States

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. Problematic audit-related practices;
2. Problematic compensation practices or persistent pay for performance misalignment;
3. Problematic anti-takeover provisions;

4. Material failures of governance, risk oversight, or fiduciary responsibilities;
5. Failure to adequately respond to shareholder concerns;

3

6. Lack of accountability to shareholders.

Dimensional also considers the following when voting on directors at portfolio companies:

1.	Director attendance - Board members should attend at least 75% of meetings.
2.	Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Classified Boards

We believe that shareholders should be given the right to vote on the entire slate of directors on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies, and will oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

CEO/Chair

Dimensional believes that the portfolio company boards are best placed to determine whether the separation of roles is appropriate and will generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

However, at portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Board Size

Dimensional generally believes that portfolio company boards are best positioned to determine an appropriate size, and therefore will generally defer to the board in setting its size. However, Dimensional will oppose proposals to alter board structure or size in the context of a fight for control of the company or the board.

Age/Term Limits

Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy.

Poison Pills

Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors that put a pill in place without first obtaining shareholder approval. Votes against directors may extend beyond the company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion

4

they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will vote against proposals seeking to implement a supermajority vote requirement and for proposals seeking the adoption of a majority vote standard.

Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a company’s bylaws. Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws.

Exclusive Forum

Dimensional is generally supportive of management proposals to adopt an exclusive forum for shareholder litigation.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against Audit Committee members in instances of fraud, material weakness, or significant financial restatements.

5

Stock-Based Compensation Plans

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans

Dimensional will generally support shareholder proposals that ask the company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States in typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against members of the Compensation Committee.

6

Clawback Provisions

Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Remuneration of Directors

Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers and Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights.

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Dual Classes of Stock

7

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Dimensional will vote against directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Implementation of a dual-class structure prior to or in connection with an IPO may not per se warrant a vote against directors but will be considered on a case-by-case basis.

Shareholder Proposals

When evaluating shareholder proposals, including proposals on environmental and social issues, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

United Kingdom

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

France

All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding those appointed pursuant to French law) should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees.

Dimensional prefers the role of chairman and CEO to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Germany

All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding employee-elected representatives) should be independent.

Absent exceptional circumstances, Dimensional expects the role of chairman and CEO to be separated and will vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Switzerland

For all companies, boards should be at least one-third independent; for non-controlled companies, at least half of board members should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees. Additionally, Dimensional expects these committees to be majority independent and will

8

vote against non-independent nominees if their election would result in the committee being less than majority independent.

Dimensional expects the role of chairman and CEO to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa

Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Proxy Voting Principles for Australia

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will vote against executive directors, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair

If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third-parties.

9

Dimensional may vote against plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation

Dimensional will support non-executive director remuneration that is reasonable in both size and composition relative to industry and market norms.

Dimensional will vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

10

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans exceeds 5 percent for mature companies or 10 percent for growth companies.

Dimensional will vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the company’s overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

11

Shareholder Rights Plans

We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

12